SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): March 8, 2004 (March 5, 2004)
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                             Buckeye Partners, L.P.
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                 (Exact Name of Registrant Specified in Charter)


        Delaware                     1-9356                   23-2432497
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     (State or Other            (Commission File           (I.R.S. Employer
     Jurisdiction of                 Number)              Identification No.)
     Incorporation)



         5002 Buckeye Road
           P.O. Box 368
            Emmaus, PA                                        18062
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  (Address of Principal Executive Offices)                  (Zip Code)




       Registrant's telephone number, including area code: (484) 232-4000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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 Item 9. Regulation FD Disclosure.

    On March 5, 2004, Buckeye Partners, L.P. (the "Partnership") issued a press release announcing that the owners of Glenmoor, Ltd. ("Glenmoor"), the parent of the Partnership's general partner, Buckeye Pipe Line Company, have entered into a definitive agreement to sell Glenmoor to a new entity formed by Carlyle/Riverstone Global Energy and Power Fund II, L.P. The press release is being attached to this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 BUCKEYE PARTNERS, L.P.

                                 By: Buckeye Pipe Line Company,
                                     its General Partner


                                    By: STEPHEN C. MUTHER
                                        -------------------------------------
                                         Stephen C. Muther
                                         Senior Vice President Administration,
                                         General Counsel and Secretary



Dated: March 8, 2004

                                  Exhibit Index
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Exhibit
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99.1   Press Release, dated March 5, 2004, issued by Buckeye Partners, L.P.